SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):  July 17, 1997



                               INTEGON CORPORATION
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



 State of Delaware               001-10997                     13-3559471
--------------------------------------------------------------------------------
 (State or other                (Commission                  (IRS Employer
 jurisdiction of                File Number)                 Identification No.)
 incorporation)



500 West Fifth Street, Winston-Salem, NC                           27152
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      (Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code: (910) 770-2000



                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.     Other Events.
            ------------

            On July 7, 1997, Integon Corporation, a Delaware corporation (the "Company"), entered into an Amendment to Agreement and Plan of Merger (the "Amendment") with General Motors Acceptance Corporation, a New York corporation ("GMAC"), and IC Purchasing Corp., a Delaware corporation and wholly owned subsidiary of GMAC ("Merger Sub"), providing that Merger Sub be formally added as a party to the Agreement and Plan of Merger, dated as of June 23, 1997, between the Company and GMAC (the "Merger Agreement") and addressing certain other matters.

            On July 17, 1997, the Company, GMAC and Merger Sub entered into an Amendment No. 2 to Agreement and Plan of Merger (the "Amendment No. 2") primarily clarifying that the shares of common stock of the Company held by its subsidiaries will remain outstanding following the Merger (as defined in the Merger Agreement).

            A copy of the Amendment is attached hereto as Exhibit 99.1 and is incorporated herein by reference and a copy of the Amendment No. 2 is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
            -------------------------------------------------------------------

(c)         Exhibits:


     Exhibit Number
(Referenced to Item 601
   of Regulation S-K)                  Description of Exhibit
-----------------------                ----------------------
         99.1 Amendment to Agreement and Plan of Merger, dated July 7, 1997, among Integon Corporation, General Motors Acceptance Corporation and IC Purchasing Corp.

         99.2 Amendment No. 2 to Agreement and Plan of Merger, dated July 17, 1997, among Integon Corporation, General Motors Acceptance Corporation and IC Purchasing Corp.

                                   Signatures
                                   ----------

            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 18, 1997

                        INTEGON CORPORATION


                        By:   /s/ John B. McKinnon
                             ------------------------------
                             Name: John B. McKinnon
                             Title: President and Chief Executive Officer

                              EXHIBIT INDEX


Exhibit number
(Referenced to                                                Page Number in Rule 0-3(b)
Item 601 of                                                   sequential numbering system
Regulation S-K)               Description of Exhibit          where Exhibit can be found
---------------               ----------------------          --------------------------
99.1                   Amendment to Agreement and Plan of                   6
                       Merger, dated July 7, 1997, among
                       Integon Corporation, General Motors
                       Acceptance Corporation and IC
                       Purchasing Corp.

99.2                   Amendment No. 2 to Agreement and
                       Plan of Merger, dated July 17, 1997,
                       among Integon Corporation, General
                       Motors Acceptance Corporation and IC
                       Purchasing Corp.